Exhibit 10.1

FIRST AMENDMENT TO THIRD AMENDED AND

RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (“Amendment”), dated effective as of November 7, 2005, is made and entered into by and among WHOLE FOODS MARKET, INC. (the “Company”), a Texas corporation, the banking institutions from time to time a party to the Credit Agreement (as hereinafter defined), as amended by this Amendment (each, together with its successors and assigns, a “Bank” and collectively, the “Banks”), and JPMORGAN CHASE BANK, N.A., a national banking association formerly known as JPMorgan Chase Bank, as agent for the Banks (in such capacity, together with its successors in such capacity, the “Agent”).

RECITALS:

WHEREAS, the Company, the Agent and certain Banks are parties to a Third Amended and Restated Credit Agreement dated as of October 1, 2004 (hereinafter referred to as the “Credit Agreement”); and

WHEREAS, in connection with the Company’s request to delete the redemption, dividends and distributions negative covenant from the Credit Agreement, the Company, the Agent and the Banks have agreed, on the terms and conditions herein set forth, that the Credit Agreement be further amended in certain respects.

AGREEMENTS:

NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the receipt and sufficiency which are hereby acknowledged and confessed, the Company, the Agent and the Banks do hereby agree as follows:

Section 1. General Definitions. Capitalized terms used herein which are defined in the Credit Agreement shall have the same meanings when used herein.

Section 2. Deletion of Redemption, Dividends and Distributions Negative Covenant. Section 6.11 of the Credit Agreement is hereby deleted in its entirety from the Credit Agreement and shall no longer be of any force or effect.

Section 3. Representations and Warranties. The Company represents and warrants to the Agent and the Banks that the representations and warranties contained in Section 4 of the Credit Agreement and in all of the other Loan Documents are true and correct in all material respects on and as of the effective date hereof as though made on and as of such effective date. The Company hereby certifies that no event has occurred and is continuing which constitutes a Default or an Event of Default under the Credit Agreement or which, upon the giving of notice or the lapse of time, or both, would constitute a Default or an Event of Default. Additionally, the Company hereby represents and warrants to the Agent and the Banks that the resolutions or authorizations of the Board of Directors (or other governing parties) of the Company and its Subsidiaries which are set out in the following described Secretary’s Certificates or Authorizations remain in full force and effect as of the effective date hereof and have not been modified, amended, superseded or revoked:

That certain Secretary’s Certificate dated June 25, 1999, executed and delivered to the Agent by the Secretary of Whole Foods Market, Inc.;

That certain Secretary’s Certificate dated June 25, 1999, executed and delivered to the Agent by the Assistant Secretary of Mrs. Gooch’s Natural Foods Market, Inc., The Sourdough: A European Bakery, Inc., WFM Beverage Corp., Whole Food Company, Inc., Whole Foods Market California, Inc., Whole Foods Market Services, Inc., Whole Foods Market Distribution, Inc., Whole Foods Market Southwest I, Inc. (now known as Whole Foods Market Rocky Mountain/Southwest I, Inc.), Allegro Coffee Company, Whole Foods Market Group, Inc., Nature’s Heartland, Inc. and Whole Foods Market Southwest Investments, Inc.;

That certain Authorization dated June 28, 1999, executed and delivered to the Agent by the Members of Whole Foods Market Brand 365, LLC;

That certain Secretary’s Certificate dated February 19, 2001, executed and delivered to the Agent by the Secretary of Whole Foods Market IP, Inc. (now known as Whole Foods Market IP, L.P.);

That certain Secretary’s Certificate dated February 19, 2001, executed and delivered to the Agent by the Secretary of Whole Foods Market Finance, Inc.;

That certain Secretary’s Certificate dated February 19, 2001, executed and delivered to the Agent by the Secretary of Whole Foods Market Purchasing, Inc. (now known as Whole Foods Market Procurement, Inc.);

That certain Secretary’s Certificate dated March 6, 2003, executed and delivered to the Agent by the Secretary of WFM IP Investments, Inc.;

That certain Secretary’s Certificate dated March 6, 2003, executed and delivered to the Agent by the Secretary of WFM Gift Card, Inc.;

That certain Secretary’s Certificate dated March 6, 2003, executed and delivered to the Agent by the Secretary of WFM IP Management, Inc.;

That certain LLC Authorization dated March 6, 2003, executed and delivered to the Agent by the Sole Member of WFM Cobb Property Investments, LLC;

That certain Officer’s Certificate dated September 30, 2004, executed and delivered to the Agent by the Secretary of Whole Foods Market, Inc.;

That certain Secretary’s Certificate dated September 30, 2004, executed and delivered to the Agent by the Secretary of WFM Beverage Holding Company;

That certain Secretary’s Certificate dated September 30, 2004, executed and delivered to the Agent by the Secretary of WFM Nevada, Inc. (now known as WFM Southern Nevada, Inc.);

That certain Secretary’s Certificate dated September 30, 2004, executed and delivered to the Agent by the Secretary of WFM Private Label, L.P.;

That certain Secretary’s Certificate dated September 30, 2004, executed and delivered to the Agent by the Secretary of [CONFIDENTIAL];

That certain Secretary’s Certificate dated September 30, 2004, executed and delivered to the Agent by the Assistant Secretary of WFM Procurement Investments, Inc.;

That certain Secretary’s Certificate dated September 30, 2004, executed and delivered to the Agent by the Secretary of [CONFIDENTIAL];

That certain Secretary’s Certificate dated September 30, 2004, executed and delivered to the Agent by the Secretary of [CONFIDENTIAL];

That certain Secretary’s Certificate dated September 30, 2004, executed and delivered to the Agent by the Assistant Secretary of [CONFIDENTIAL];

That certain Secretary’s Certificate dated September 30, 2004, executed and delivered to the Agent by the Assistant Secretary of [CONFIDENTIAL];

That certain Secretary’s Certificate dated September 30, 2004, executed and delivered to the Agent by the Secretary of [CONFIDENTIAL];

That certain Secretary’s Certificate dated September 30, 2004, executed and delivered to the Agent by the Secretary of WFM Purchasing, L.P.;

That certain Secretary’s Certificate dated September 30, 2004, executed and delivered to the Agent by the Secretary of WFM Purchasing Management, Inc.;

That certain Secretary’s Certificate dated September 30, 2004, executed and delivered to the Agent by the Secretary of WFM Select Fish, Inc.;

That certain Secretary’s Certificate dated April 11, 2005, executed and delivered to the Agent by the Secretary of Whole Foods Market Pacific Northwest, Inc.;

That certain Secretary’s Certificate dated July 1, 2005, executed and delivered to the Agent by the Secretary of [CONFIDENTIAL];

That certain Secretary’s Certificate dated July 1, 2005, executed and delivered to the Agent by the Secretary of [CONFIDENTIAL];

That certain Secretary’s Certificate dated July 1, 2005, executed and delivered to the Agent by the Secretary of [CONFIDENTIAL];

That certain Secretary’s Certificate dated July 1, 2005, executed and delivered to the Agent by the Secretary of [CONFIDENTIAL]; and

That certain Secretary’s Certificate dated July 1, 2005, executed and delivered to the Agent by the Secretary of WFM Northern Nevada, Inc.

Section 4. Limitations. The amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to, or waiver or modification of, any other term or condition of the Credit Agreement or any of the other Loan Documents, or (b) except as expressly set forth herein, prejudice any right or rights which the Banks may now have or may have in the future under or in connection with the Credit Agreement, the Loan Documents or any of the other documents referred to therein. Except as expressly modified hereby or by express written amendments thereof, the terms and provisions of the Credit Agreement, the Notes and any other Loan Documents or any other documents or instruments executed in connection with any of the foregoing are and shall remain in full force and effect. In the event of a conflict between this Amendment and any of the foregoing documents, the terms of this Amendment shall be controlling.

Section 5. Payment of Expenses. The Company agrees, whether or not the transactions hereby contemplated shall be consummated, to reimburse and save the Agent and each of the Banks harmless from and against liability for the payment of all reasonable substantiated out-of-pocket costs and expenses arising in connection with the preparation, execution, delivery, amendment, modification, waiver and enforcement of, or the preservation of any rights under this Amendment, including, without limitation, the reasonable fees and expenses of counsel for the Agent and other charges which may be payable in respect of, or in respect of any modification of, the Credit Agreement and the Loan Documents. The provisions of this Section shall survive the termination of the Credit Agreement and the repayment of the Loans.

Section 6. Descriptive Headings, etc. The descriptive headings of the several Sections of this Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

Section 7. Entire Agreement. This Amendment and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof, including, without limitation, any commitment letters regarding the transactions contemplated by this Amendment.

Section 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts and all of such counterparts shall together constitute one and the same instrument. Complete sets of counterparts shall be lodged with the Company and the Agent.

Section 9. References to Credit Agreement. As used in the Credit Agreement (including all Exhibits thereto) and all other Loan Documents, on and subsequent to the effective date hereof, the term “Agreement” shall mean the Credit Agreement, as amended by this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized offices as of the date first above written.

NOTICE PURSUANT TO TEX. BUS. & COMM. CODE §26.02

THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES BEFORE OR SUBSTANTIALLY CONTEMPORANEOUSLY WITH THE EXECUTION HEREOF TOGETHER CONSTITUTE A WRITTEN CREDIT AGREEMENT AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

WHOLE FOODS MARKET, INC. a Texas corporation

By:
Glenda Flanagan
Executive Vice President and Chief Financial Officer

Addresses for Notices:

Whole Foods Market, Inc. 550 Bowie Street Austin, Texas 78703 Attention: Ms. Glenda Flanagan

JPMORGAN CHASE BANK, N.A., individually and as Agent

By:
Name:
Title:

Address for Notices:

JPMorgan Chase Bank, N.A. 700 Lavaca, 2nd Floor Post Office Box 550 Austin, Texas 78789 Attention: Manager/Commercial Lending Group

with copies to:

JPMorgan Chase Bank, N.A. Loan and Agency Services 111 Fannin, 10th Floor Houston, Texas 77002 Attention: Rese Comley

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

Address for Notices:

Wells Fargo Bank, National Association 111 Congress, Suite 300 Austin, Texas 78701 Attention: Ms. Susan Coulter

WACHOVIA BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

Address for Notices:

Wachovia Bank, National Association 1339 Chestnut Street, PA 48 Philadelphia, Pennsylvania 19107 Attention: Ms. Beth Rue

BANK OF AMERICA, N.A. (FORMERLY KNOWN AS FLEET NATIONAL BANK)

By:
Name:
Title:

Address for Notices:

Bank of America, N.A. 901 Main Street, 64th Floor Dallas, Texas 75202 Attention: Mr. Dan Killian

LASALLE BANK NATIONAL ASSOCIATION (FORMERLY KNOWN AS STANDARD FEDERAL BANK, N.A.)

By:
Name:
Title:

Address for Notices: LaSalle Bank National Association 40 Pearl Street NW P.O. Box 1707 Grand Rapids, Michigan 49501 Attention: Mr. Matthew R. Kline

US BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

Address for Notices:

US Bank One US Bank Plaza Mail Code: SL-MO-T12M St. Louis, Missouri 63101 Attention: Mr. Gregory L. Dryden and Ms. Veronica Morrissette

The undersigned Guarantors (a) acknowledge and consent to the execution of the foregoing Amendment, (b) confirm that the Guaranties previously executed or joined in by each of the undersigned Guarantors apply and shall continue to apply to all Indebtedness evidenced by or arising pursuant to the Credit Agreement or any other Loan Documents, notwithstanding the execution and delivery of this Amendment by the Company, the Agent and each of the Banks, and (c) acknowledge that without this consent and confirmation, the Banks and the Agent would not agree to the modifications of the Credit Agreement which are evidenced by the foregoing Amendment.

WHOLE FOODS MARKET SERVICES, INC.,

a Delaware corporation

WHOLE FOODS MARKET DISTRIBUTION, INC.,

a Delaware corporation

WFM GIFT CARD, INC.,

a Nevada corporation

WFM SELECT FISH, INC.,

a Delaware corporation

WHOLE FOODS MARKET FINANCE, INC.,

a Delaware corporation

WHOLE FOODS MARKET PROCUREMENT, INC.,

a Delaware corporation (formerly known as Whole Foods

Market Purchasing, Inc.)

WFM PRIVATE LABEL MANAGEMENT, INC.

a Delaware corporation

[CONFIDENTIAL]

By:
Glenda Flanagan , President

THE SOURDOUGH: A EUROPEAN BAKERY, INC. a Texas corporation WFM IP MANAGEMENT, INC., a Delaware corporation

By:
Glenda Flanagan , Vice President

WFM BEVERAGE HOLDING COMPANY, a Texas corporation

WFM BEVERAGE CORP., a Texas corporation

WHOLE FOODS MARKET GROUP, INC.,

a Delaware corporation

NATURE’S HEARTLAND, INC.,

a Massachusetts corporation

WHOLE FOODS MARKET ROCKY MOUNTAIN/SOUTHWEST I, INC.,

a Delaware corporation

By:
Roberta Lang, President

WHOLE FOODS MARKET CALIFORNIA, INC.,

a California corporation

MRS. GOOCH’S NATURAL FOOD MARKETS, INC.,

a California corporation

WHOLE FOODS MARKET PACIFIC NORTHWEST, INC.,

a Delaware corporation

WFM NORTHERN NEVADA, INC. ,

a Delaware corporation

ALLEGRO COFFEE COMPANY, a Colorado corporation

WHOLE FOOD COMPANY, INC., a Louisiana corporation

By:
Roberta Lang, Vice President

WHOLE FOODS MARKET SOUTHWEST INVESTMENTS, INC.,

a Delaware corporation

WFM IP INVESTMENTS, INC.,

a Delaware corporation

WFM PROCUREMENT INVESTMENTS, INC.,

a Delaware corporation

[CONFIDENTIAL]

[CONFIDENTIAL]

By:
Patrick Bradley, President

WFM SOUTHERN NEVADA, INC. a Delaware corporation

By:
Patrick Bradley, Vice President

WFM COBB PROPERTY INVESTMENTS, LLC, a Delaware limited liability company

By:	Whole Foods Market Group, Inc. a Delaware corporation, its sole Member

By:
Roberta Lang, President

WHOLE FOODS MARKET BRAND 365, LLC, a California limited liability company

By:	Whole Foods Market Services, Inc., a Delaware corporation, its sole Member

By:
Glenda Flanagan , President

WHOLE FOODS MARKET ROCKY MOUNTAIN/SOUTHWEST, L.P., a Texas limited partnership

By:	Whole Foods Market Rocky Mountain/Southwest I, Inc., a Delaware corporation, its General Partner

By:
Roberta Lang, President

WHOLE FOODS MARKET IP, L.P., a Delaware limited partnership

By:	WFM IP Management, Inc., a Delaware corporation, its General Partner

By:
Glenda Flanagan , Vice President

WFM PRIVATE LABEL, L.P., a Delaware limited partnership

	By:	[CONFIDENTIAL], its General Partner

By:
Glenda Flanagan , President

[CONFIDENTIAL]

	By:	[CONFIDENTIAL]

By:
Glenda Flanagan , President

WFM PURCHASING, L.P., a Delaware limited partnership

By:	WFM Purchasing Management, Inc., a Delaware corporation, its General Partner

By:
Glenda Flanagan , President